UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	May 8, 2003

Microfield Graphics, Inc.

(Exact name of registrant as specified in its charter

Oregon (State or other jurisdiction of incorporation)	000-26226 Commission file number	93-0935149 (IRS Employer Identification No.)

1631 NW Thurman, Suite 310, Portland, OR Address of principal executive offices)	97209 (Zip Code)

Registrant’s telephone number, including area code	(503) 419-3580

(Former name or former address, if changed since last report)

Item 5. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is furnished pursuant to Item 12:

     99.1 Press Release, dated May 8, 2003, Announcing First Quarter 2003 Financial Results

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

The attached press release regarding the first quarter financial statements was issued for publication on May 8, 2003.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished, not filed, under "Item 12. Disclosure of Results of Operations and Financial Condition" and is being provided under this "Item 9. Regulation FD Disclosure" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003.	Microfield Graphics, Inc.

/s/ Steven M. Wright Steven M. Wright, President

Exhibit Index

99.1 Press Release, dated May 8, 2003, Announcing First Quarter 2003 Financial Results

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